Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A (“Registration Statement”) of our report dated February 25, 2010, relating to the financial statements and financial highlights which appears in the December 31, 2009 Annual Report to the Shareholders of DWS RREEF Real Estate Securities Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 20, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A (“Registration Statement”) of our report dated February 24, 2010, relating to the financial statements and financial highlights which appears in the December 31, 2009 Annual Report to the Shareholders of DWS RREEF Global Real Estate Securities Fund, which is also incorporated by reference into the Registration Statement We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 20, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A (“Registration Statement”) of our report dated February 24, 2010, relating to the financial statements and financial highlights which appears in the December 31, 2009 Annual Report to the Shareholders of Tax Free Money Fund Investment, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 20, 2010

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement of DWS Advisor Funds on Form N-1A (“Registration Statement”) of our report dated February 24, 2010, relating to the financial statements and financial highlights which appears in the December 31, 2009 Annual Report to the Shareholders of NY Tax Free Money Fund, which is also incorporated by reference into the Registration Statement.  We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
April 20, 2010